Exhibit 99.1
SUMMER ENERGY, LLC
(A Development Stage Company)
AUDITED FINANCIAL STATEMENTS
FOR THE PERIOD FROM
APRIL 6, 2011 (INCEPTION) TO
DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm
To the Members and Officers of
Summer Energy, LLC
(A Development Stage Company)
Houston, TX
We have audited the accompanying balance sheet of Summer Energy, LLC (the "Company") as of December 31, 2011, and the related statements of operations, members' equity, and cash flow for the period from April 6, 2011 (inception) through December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summer Energy, LLC as of December 31, 2011, and the results of its operations and its cash flow for the period from April 6, 2011 (inception) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.
/s/ LBB & Associates Ltd., LLP
LBB & Associates Ltd., LLP
Houston, Texas
March 12, 2012

SUMMER ENERGY, LLC
(A Development Stage Company)
BALANCE SHEET
DECEMBER 31, 2011

ASSETS
Current assets
Cash and cash equivalents $1,751,911
Restricted cash	605
Accounts receivable - other	972
Prepaid and other current assets	13,075
Total current assets	1,766,563
Property and equipment, net	2,126
Certificate of deposit - restricted	500,669
Deferred financing costs, net	194,444

TOTAL ASSETS	$2,463,802
LIABILITIES AND MEMBERS' EQUITY
Current liabilities
Accounts payable	$16,962
Accrued expenses	200,000
Total current liabilities	216,962
Commitments

MEMBERS' EQUITY- including subscription receivable of $52,000 and deficit accumulated during the development stage of $326,185	2,246,840

TOTAL LIABILITIES AND MEMBERS' EQUITY	$2,463,802
The accompany notes are an integral part of these financials

SUMMER ENERGY, LLC
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 6, 2011
(INCEPTION) TO DECEMBER 31, 2011

GROSS REVENUE	$-
COST OF GOODS SOLD	-
GROSS PROFIT	-
OPERATING EXPENSES
General and Administrative	(321,468)

OTHER INCOME (EXPENSE)
Financing costs	(5,556)
Interest income	839
Other income (expense)	(4,717)

NET LOSS	$(326,185)
BASIC AND DILUTED LOSS PER UNIT	$(0.06)
WEIGHTED AVERAGE NUMBER OF UNTIS	5,650,820
The accompanying notes are an integral part of these financial statements

SUMMER ENERGY, LLC
(A Development Stage Company)
STATEMENT OF MEMBERS' EQUITY
FOR THE PERIOD FROM APRIL 6, 2011
(INCEPTION) TO DECEMBER 31, 2011

	Units	Managing Members	Members	Subscription Receivable	Total
BALANCE - April 6, 2011	-	$-	$-	$-	$-
Issuance of member units for cash	9,396,109	169,168	2,405,332	(52,000)	2,522,500
Issuance of member units and warrants for services	151,515	10,150	40,375		50,525
NET LOSS	-	(68,272)	(257,913)	-	(326,185)
BALANCE - December 31, 2011	9,547,624	$111,046	$2,187,794	$(52,000)	$2,246,840
The accompanying notes are an integral part of these financial statements.

SUMMER ENERGY, LLC
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 6, 2011
(INCEPTION) TO DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(326,185)
Adjustments to reconcile net loss to net cash
used by operating activities
Depreciation	61
Interest earned	(669)
Amortization of deferred financing costs	5,556
Issuance of member units for credit facility	50,000
Issuance of warrants for services	525
Changes in operating assets and liabilities:
Prepaid assets	(14,047)
Deferred financing costs	(200,000)
Accounts payable	16,962
Accrued expenses	200,000
Net cash used for operating activities	(267,797)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of restricted cash (605)
Purchase of certificate of deposit - restricted	(500,000)
Purchase of property and equipment	(2,187)
Net Cash used for investing activities	(502,792)
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of member units for cash	2,522,500
NET INCREASE IN CASH AND CASH EQUIVALENTS	1,751,911
CASH AND CASH EQUIVALENTS - INCEPTION	-
CASH AND CASH EQUIVALENTS - DECEMBER 31, 2011	$1,751,911
CASH PAID FOR INTEREST	$-
CASH PAID FOR TAXES	$-
NON CASH TRANSACTION:
Subscription receivable	$52,000
The accompanying notes are an integral part of these financial statements.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1 -	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Summer Energy, LLC (the Company) was formed as a Texas limited liability company on April 6, 2011. The Company was formed to operate as a retail provider of electricity in the state of Texas. The Company is governed by its Amended and Restated Limited Liability Company Agreement (the Agreement) dated July 31, 2011. At December 31, 2011, members' equity included capital contributions from the initial members of the Company.

The Agreement provides that no member shall be liable for the debts or any other obligations or liabilities of the Company. Members are not required to restore a deficit balance in their respective capital accounts, lend additional funds or contribute additional capital to the Company. If members unanimously determine that additional capital is necessary, such contributions shall be made in proportion to the percentage interests then held by each member.

Accounting Method and Revenue and Cost Recognition

The Company prepares its financial statements on the accrual basis of accounting in conformance with U.S. generally accepted accounting principles.

Revenue is recognized upon delivery of electricity to the customer's meter. This method is commonly referred to as the flow method. The flow method of revenue relies upon Electric Reliability Council of Texas (ERCOT) settlement statements to determine the estimated revenue for a given month. Supply delivered to customers for the month, measured on a daily basis, provides the basis for revenues. Electric services not billed by mouth-end are accrued based upon estimated deliveries to customers as tracked and recorded by ERCOT multiplied by the Company's average billing rate per kilowatt hour ("kWh") in effect at the time. Direct energy costs are recorded when the electricity is delivered.

Basic and Diluted Earnings (Loss) Per Unit

Basic earnings (loss) per member unit is computed by dividing net earnings (loss) applicable to members by the weighted-average number of member units outstanding during the period. Diluted earnings (loss) per member unit is determined using the weighted-average number of member units outstanding during the period, adjusted for the dilutive effect of member unit equivalents, using the treasury method, consisting of units that might be issued upon exercise of member unit equivalents. In periods where losses are reported, the weighted-average number of member units outstanding excludes member unit equivalents, because their inclusion would be anti-dilutive.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1 -	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Concentration of Credit Risk

The Company maintains its cash in demand deposit accounts or "noninterest-bearing transaction accounts" which, at times, may exceed federally insured limits. The Company's management periodically assesses the financial stability of these banks. The Company has not experienced any losses on such accounts.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term investments and debt instruments with an original maturity of three months or less to be cash equivalents.

Restricted cash represents a certificate of deposit in the amount $500,669, including interest earned, to secure a stand-by letter of credit for the benefit of the Public Utility Commission of Texas as well as a lockbox account controlled by a lender with a balance of $605 at December 31, 2011. The letter of credit expires in February 2014 and the certificate of deposit matures in February 2014.

Income Taxes

The Company does not incur income taxes; instead, its earnings are included in the members' personal income tax returns and taxed depending on their personal tax situations. The financial statements, therefore, do not include a provision for income taxes. The Company prepares a calendar year informational tax return.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1 -	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Pronouncements

In June 2011, the Financial Accounting Standards Board ("FASB") issued guidance requiring changes to the presentation of comprehensive income which requires entities to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The option to present components of other comprehensive income as part of the statement of changes in stockholders' equity, which is not the method of presentation used by the Company, will no longer be permitted, as the Company has no comprehensive income. These changes will have no impact on the calculation and presentation of earnings per share. These changes, with retrospective application, become effective for the Company for interim and annual periods beginning in fiscal year 2013, with early adoption allowed. Other than the change in presentation, these changes will not have an impact on the consolidated financial statements.

In May 2011, the FASB issued additional guidance on fair value measurements that clarifies the application of existing guidance and disclosure requirements, changes certain fair value measurement principles and requires additional disclosures about fair value measurements. The updated guidance is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The adoption of this guidance is not expected to have a material impact on our consolidated financial position, results of operations and cash flows.

In December 2010, the FASB issued ASU 2010 - 28 "Intangibles - Goodwill and Other (ASC Topic 350)", which amended its existing guidance for goodwill and other intangible assets. This authoritative guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if there are qualitative factors indicating that it is more likely than not that a goodwill impairment exists. The qualitative factors are consistent with the existing guidance which requires goodwill of a reporting unit to be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This authoritative guidance becomes effective for the Company in fiscal year 2012. The implementation of this authoritative guidance is not expected to have a material impact on our consolidated financial position, results of operations and cash flows.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 1 -	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Pronouncements (Continued)

In September 2011, the FASB issued ASU 2011-08, "Testing Goodwill for Impairment". The amendments under ASU 2011-08 will allow entities to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for entities to consider in conducting the qualitative assessment. Entities will have the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step quantitative goodwill impairment test. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 (fiscal 2012 for the Company), and early adoption is permitted. Adoption of ASU 2011-08 is not expected to have a material impact on the Company's financial statements.

NOTE 2 -	DEVELOPMENT STAGE OPERATIONS

The Company is in the development stage. On September 29, 2011, the Public Utility Commission of Texas (PUCT) granted the Company certification as a Retail Electric Provider (REP) for the geographic area of the Electric Reliability Council of Texas (ERCOT). Through December 31, 2011, management's focus has been on licensing requirements, power purchase and supply negotiations, administrative functions, and raising capital. During February 2012, the Company will begin providing retail electric services in the state of Texas.

NOTE 3 -	CAPITALIZATION OF THE COMPANY

In connection with the formation and capitalization of the Company, 100,000,000 member units were authorized and 9,547,624 units were issued at an average price of $0.27 per unit in exchange for cash contributions and in exchange for agreements to assist with credit facility which is included in general and administrative expenses as of December 31, 2011.

NOTE 4 -	LETTER OF CREDIT

During 2011, the Company secured an irrevocable stand-by letter of credit in the amount of $500,000 with a financial institution for the benefit of the PUCT. The letter of credit, which expires on February 1, 2014, is backed by a $500,000 certificate of deposit with a financial institution.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 5 -	OPERATING LEASE COMMITMENTS

The Company assumed an operating lease for office space on November 1, 2011, under a non-cancellable lease obligation which expires on August 31, 2012, and provides an extension option until August 31, 2015.

The Company assumed an operating lease for office equipment on December 5, 2011, under non-cancellable lease obligation which expires on May 31, 2012.

Future minimum commitments including extension options under all non-cancellable operating lease obligations are as follows:

Contractual Obligations	2012	2013	2014	2015	Total
Operating Leases	$127,636	$127,636	$127,636	$85,091	$467,999

Lease expense was $21,570 for the period from April 1, 2011 to December 31, 2011.

NOTE 6 -	ASSISTANCE IN OBTAINING CREDIT FACILITY

During 2011, the Company entered into a three year agreement with two members to assist in obtaining a credit facility in the total principal amount of $500,000. On November 30, 2011, the Company agreed to a cash payment of $200,000 to the assisting parties or the assisting parties may elect to receive 1,515,152 member units in the Company as compensation. The members agreed to make the assistance available to the Company within 10 business days and provide a guaranty to the financial institution. The Company recorded a deferred financing cost that is being amortized over the life of the assistance to obtain a credit facility agreement.

During 2011, certain members, one of which is also an officer of the Company, provided a guarantee to a financial institution that allowed the Company to obtain a merchant services account. These members also posted a $50,000 certificate of deposit with the financial institution as security for their personal guarantees. In exchange, the members were granted 151,515 member units of the Company, which were valued at $50,000 on the date of grant and recorded in general and administrative expenses.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE 7 -	COMMITMENT WARRANTS

During 2011, the Company entered into an advisory agreement with Cambria Capital, LLC ("Cambria") with respect to certain financial advisory, investment banking and related matters. As compensation for these services, the Company granted Cambria a retainer warrant ("Warrant") allowing Cambria the right to purchase 400,000 units. The Warrant has an exercise price of $0.60 per unit and the term of the Warrant will be 5 years and is fully assignable. The 400,000 warrants granted to Cambria for advisory services were estimated to have a fair value of approximately $525 using the Black Scholes option pricing model based on the following assumptions: expected dividend yield 0%, expected volatility 17%, risk-free interest rate 0.90%, and expected life of 5 years.

NOTE 8 -	WHOLESALE POWER PURCHASE AGREEMENT

The Company's wholesale power purchase agreement provides, in addition to certain collateral calls, that the Company will provide additional credit to cover mark to market risk in connection with the purchase and sale of long term power. A mark to market credit risk occurs when the price of power purchased is greater than the current market price. While the Company believes it has purchased its current power at the lowest prices, should a collateral call occur, this could limit the Company's working capital and potentially cause liquidation of power positions should the Company fail to meet the collateral call.

NOTE - 9	SUBSEQUENT EVENTS

On February 6, 2012, an application for an amendment to the Company's Retail Electric Provider Certification was submitted to the PUCT which sought prior approval of a transaction by and between the Company and Castwell Precast Corporation ("Castwell"), a publicly traded Nevada corporation. The application for amendment was requested to reflect a change in ownership in contemplation of a merger with Castwell. On February 27, 2012, the application to amend the Company's Retail Electric Provider Certification was approved.

The transaction is a corporate reorganization pursuant to which the Company's members will contribute all of their units of membership interest in the Company to Castwell in exchange for shares of Castwell common stock and the Company will become a wholly-owned subsidiary of Castwell. At that point, Castwell, as the Company's parent, will be owned by Castwell's current owners plus the Company's current owners. Because Castwell is a US Securities and Exchange Commission (SEC) registrant, the purchase and sale of ownership interest in the Company will be subject to federal securities laws and the regulations of the SEC.

SUMMER ENERGY, LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2011

NOTE - 9	SUBSEQUENT EVENTS (CONTINUED)

The Company will continue business as a Texas limited liability corporation under new ownership and there will be no changes to the Company's day-to-day operations. The Company's financial position will not be adversely impacted by this transaction.

On January 27, 2012, an irrevocable standby letter of credit in the amount of $50,000 was secured with a financial institution for the benefit of a wholesale energy provider. The letter of credit is guaranteed by two members who entered into a three year agreement with the Company to assist in obtaining credit facilities.

On February 7, 2012, the Company entered into a cancellable one year agent services agreement with QSE, Inc. that is automatically renewable in successive one year periods unless cancelled by either party. For a monthly fee, QSE, Inc. will provide consulting and operational services related to the Company performing as a Qualified Scheduling Entity (QSE) as defined by ERCOT. The Company's financial position will not be adversely impacted by this transaction.